BORROWINGS	6 Months Ended
Jun. 30, 2025
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
a) Corporate Borrowings
Brookfield Infrastructure has a $2.2 billion senior unsecured revolving credit facility used for general working capital purposes including acquisitions. The $2.2 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 29, 2030. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on SOFR plus 1.3%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at June 30, 2025, draws on the credit facility were $113 million (December 31, 2024: $300 million) and $10 million of letters of credit were issued (December 31, 2024: $10 million).

	Maturity	Annual Rate	Currency	As of
				June 30, 2025	December 31, 2024
Corporate revolving credit facility	June 29, 2030	SOFR plus 1.3%	US$	$113	$300
Commercial paper(1)	September 14, 2025	4.9%	US$	1,145	850

Non-current:
Medium-term notes:
Public - Canadian	November 14, 2027	5.6%	C$	331	313
Public - Canadian	September 11, 2028	4.2%	C$	515	487
Public - Canadian	October 9, 2029	3.4%	C$	515	487
Public - Canadian	July 27, 2030	5.7%	C$	367	348
Public - Canadian	September 1, 2032	2.9%	C$	367	348
Public - Canadian	February 14, 2033	6.0%	C$	184	174
Public - Canadian	April 25, 2034	5.4%	C$	294	278
Public - Canadian	April 25, 2052	5.8%	C$	147	139
Public - Canadian	July 27, 2053	6.0%	C$	147	139

Subordinated notes:
Public - United States	March 15, 2055	6.8%	US$	300	300
Public - Canadian	September 1, 2055	5.6%	C$	184	—
Public – United States	May 24, 2081	5.0%	US$	250	250
Public – United States	May 31, 2084	7.3%	US$	158	158
				5,017	4,571
Deferred financing costs and other				(29)	(29)
Total				$4,988	$4,542
1.Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of June 30, 2025.
On May 16, 2025, Brookfield Infrastructure Finance ULC issued C$250 million of fixed-to-fixed reset rate subordinated notes maturing September 1, 2055, with an initial coupon of 5.6%, until September 1, 2030, resetting every five years thereafter at the five-year Government of Canada Yield, plus a 2.7% spread, provided that the rate will not reset below 5.6%.
On November 29, 2024, Brookfield Infrastructure Finance ULC issued $300 million of fixed-to-fixed reset rate subordinated notes maturing March 15, 2055, with an initial coupon of 6.8%, until March 15, 2030, resetting every five years thereafter at the five-year U.S. treasury rate, plus a 2.5% spread, provided that the rate will not reset below 6.8%.
On May 31, 2024 and June 5, 2024 Brookfield Infrastructure Finance ULC issued, in aggregate, $158 million of subordinated notes maturing May 31, 2084, with a coupon of 7.3%.
On February 22, 2024, Brookfield Infrastructure Finance ULC repaid all medium-term notes maturing February 22, 2024 for $531 million.
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for consecutive one-year terms, and the maturity date is automatically extended, on February 8 each year, unless terminated prior to the relevant renewal date. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with a written notice. Loans under this facility accrue interest on SOFR plus 1.9% and no commitment fees are incurred for any undrawn balance. As of June 30, 2025, there were no (December 31, 2024: $nil) borrowings outstanding.
The increase in corporate borrowings during the six-month period ended June 30, 2025 is primarily attributable to the issuance of approximately $184 million of subordinate notes, net commercial paper issuances of $295 million and the impact of foreign exchange, partially offset by net repayments on our corporate credit facility of $187 million.
b) Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2025	December 31, 2024
Current	$3,490	$2,838
Non-current	44,150	43,714
Total	$47,640	$46,552
Non-recourse borrowings increased during the six-month period ended June 30, 2025 due to acquisition related borrowings, net draws at our global intermodal logistics operation and Indian telecom tower operation and the impact of foreign exchange, partially offset by the disposition of our U.S. pipeline and the classification of a subsidiary of our European hyperscale data center operation as held for sale